LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED NOVEMBER 15, 2000


Stein Roe Global Utilities Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Newport Tiger Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.















     ------------   -----------------
     NOT FDIC        MAY LOSE VALUE
     INSURED         --------------
     --------       NO BANK GUARANTEE
                    -----------------

                                TABLE OF CONTENTS



THE TRUST                                                                   3
------------------------------------------------------------------------------
THE FUNDS                                                                   4
------------------------------------------------------------------------------
Each of these sections discusses the following topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History

Stein Roe Global Utilities Fund, Variable Series.........................   4

Colonial U.S. Growth & Income Fund, Variable Series......................   6

Colonial Strategic Income Fund, Variable Series..........................   8

Colonial High Yield Securities Fund, Variable Series.....................  11

Newport Tiger Fund, Variable Series......................................  14


TRUST MANAGEMENT ORGANIZATIONS                                             16
------------------------------------------------------------------------------
The Trustees.............................................................  16

Investment Advisor:  Liberty Advisory Services Corp......................  16

Investment Sub-Advisors and Portfolio Managers...........................  16

Mixed and Shared Funding.................................................  18


OTHER INVESTMENT STRATEGIES AND RISKS                                      19
------------------------------------------------------------------------------
U.S. Government Securities...............................................  19

Structure Risk...........................................................  19

Zero Coupon Bonds........................................................  19

Convertible Securities...................................................  19

Derivative Strategies....................................................  19

Temporary Defensive Strategies...........................................  20


FINANCIAL HIGHLIGHTS                                                       21
------------------------------------------------------------------------------


SHAREHOLDER INFORMATION                                                    26
------------------------------------------------------------------------------
Purchases and Redemptions................................................  26

How the Funds Calculate Net Asset Value..................................  26

Dividends and Distributions..............................................  26

Tax Consequences.........................................................  26

Other Classes of Shares..................................................  26

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about five of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund, and all of the Sub-Advisors are affiliates of LASC. Each Fund has the following Sub-Advisor:


FUND                                              SUB-ADVISOR
--------------------------------------------------------------------------------
Colonial U.S. Growth & Income Fund,               Colonial Management
 Variable Series (U.S. Growth & Income            Associates, Inc. (Colonial)
 Fund) (formerly Colonial U.S. Stock Fund,
 Variable Series)
Colonial Strategic Income Fund, Variable Series
 (Strategic Income Fund)
Colonial High Yield Securities Fund, Variable Series
 (High Yield Fund)
--------------------------------------------------------------------------------
Stein Roe Global Utilities Fund,                  Stein Roe & Farnham
 Variable Series (Global Utilities Fund)          Incorporated (Stein Roe)
--------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)  Newport Fund Management, Inc.
                                                  (Newport)
--------------------------------------------------------------------------------


Other Funds may be added to or deleted from the Trust from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. Class B shares are not offered in this prospectus.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                   THE FUNDS

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.


PRIMARY INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS
-------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Utility company securities are subject to special risks. These securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies are affected by changes in government regulation. In particular, the profitability of utilities may in the future be adversely affected by increased competition resulting from deregulation.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS Stein Roe Global Utilities Fund, Variable Series


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The Fund's return is compared to the Standard & Poor's Utilities Index (S&P Index), an unmanaged index that tracks the performance of domestic utility stocks, and the Morgan Stanley Capital International World Index ND (MSCI Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Utilities Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

1994      -10.27%
1995       35.15%
1996        6.53%
1997       28.75%
1998       18.33%
1999       28.63%

The Fund's year-to-date total return through September 30, 2000 was -3.22%.

For period shown in bar chart:

Best quarter:  4th quarter 1999, +24.73%

Worst quarter: 1st quarter 1994, -8.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999



                                             INCEPTION                                  LIFE OF THE
                                               DATE          1 YEAR        5 YEARS          FUND
                                             ---------       ------        -------      -----------

Fund (%)                                      7/1/93          28.63         23.06          15.04
----------------------------------------------------------------------------------------------------
MSCI Index (%)                                  N/A           24.93         19.76          16.86(1)
----------------------------------------------------------------------------------------------------
S&P Index (%)                                   N/A           -8.88         13.66           9.11(1)
----------------------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           15.40         19.64          12.14(1)


(1)  Performance information is from June 30, 1993.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

     -    debt securities that are convertible into common stock;

     - corporate debt securities rated investment-grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's Ratings Services or Baa or higher by Moody's Investors Service, Inc.); and

     -    debt securities issued or guaranteed by the U.S. government.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If Colonial's assessment of a company's prospects is wrong, the price of its stock may not approach the value Colonial has placed on it.

THE FUNDS Colonial U.S. Growth & Income Fund, Variable Series


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The Fund's return is compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

1995       29.70%
1996       21.84%
1997       32.23%
1998       20.15%
1999       12.00%

The Fund's year-to-date total return through September 30, 2000 was +3.03%.

For period shown in bar chart:

Best quarter: 4th quarter 1998, +21.79%

Worst quarter: 3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999


                                             INCEPTION                                 LIFE OF THE
                                               DATE          1 YEAR       5 YEARS         FUND
                                             ---------       ------       -------      -----------

Fund (%)                                      7/5/94          12.00        22.97          21.64
----------------------------------------------------------------------------------------------------
S&P Index (%)                                   N/A           21.03        28.54          26.73(2)
----------------------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           14.63        21.86          20.42(2)

(2) Performance information is from June 30, 1994.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks as high a level of current income as is consistent with prudent risk and maximizing total return.


PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing in:

-    debt securities issued by the U.S. government;

-    debt securities issued by foreign governments; and

-    lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

-    BB through C by Standard & Poor's Ratings Services;

-    Ba through D by Moody's Investors Service, Inc.;

-    a comparable rating by another nationally recognized rating service; or

- the security is unrated and the advisor believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS Colonial Strategic Income Fund, Variable Series



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or prinicpal.

THE FUNDS Colonial Strategic Income Fund, Variable Series


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The Fund's return is compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Index), an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

1995       18.30%
1996        9.83%
1997        9.11%
1998        6.03%
1999        1.78%

The Fund's year-to-date total return through September 30, 2000 was +0.62%.

For period shown in bar chart:

Best quarter:  1st quarter 1995, +5.62%

Worst quarter: 1st quarter 1997, -1.00%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999



                                             INCEPTION                                 LIFE OF THE
                                               DATE          1 YEAR       5 YEARS         FUND
                                             ---------       ------       -------      -----------

Fund (%)                                      7/5/94          1.78          8.88          8.26
--------------------------------------------------------------------------------------------------
Lehman Index (%)                                N/A          (2.15)         7.61          7.06(3)
--------------------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           0.76          7.84          7.03(3)



(3) Performance information is from June 30, 1994.

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income and total return.


PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing primarily in lower-rated corporate debt securities. These securities have the following ratings:

-    BB through C by Standard & Poor's Ratings Services;

-    Ba through D by Moody's Investors, Service, Inc.;

-    a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Although the Fund will invest primarily in debt securities, the Fund may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS
-------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS Colonial High Yield Securities Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

THE FUNDS Colonial High Yield Securities Fund, Variable Series


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total return. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. The Fund's return is compared to the CS First Boston Global High Yield Index (CS Index), an unmanaged index that tracks the performance of high yield bond funds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

1999       1.65%

The Fund's year-to-date total return through September 30, 2000 was -1.26%.

For period shown in bar chart:

Best quarter:  1st quarter 1999, +3.11%

Worst quarter: 3rd quarter 1999, -1.90%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                       INCEPTION                     LIFE OF THE
                                         DATE          1 YEAR           FUND
                                       ---------       ------        -----------

Fund (%)                                5/19/98         1.65           (0.59)
--------------------------------------------------------------------------------
CS Index (%)                              N/A           3.28            0.06 (4)
--------------------------------------------------------------------------------
Lipper Average (%)                        N/A           4.04           (0.28)(4)



(4) Performance information is from April 30, 1998.

                       NEWPORT TIGER FUND, VARIABLE SERIES



INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, The People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS
-------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goal. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries in the Asian region as a whole. As a result events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

THE FUNDS Newport Tiger Fund, Variable Series


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. The Fund's return is compared to the Morgan Stanley Capital International EAFE GDP Index (MSCI Index), a broad-based, unmanaged index that tracks the performance of foreign stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Pacific-Region-Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS

1996       11.73%
1997      -31.14%
1998      - 6.43%
1999       68.01%

The Fund's year-to-date total return through September 30, 2000 was -8.40%.

For the period shown in bar chart:

Best quarter:  4th quarter 1998, +37.93%

Worst quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                       INCEPTION                    LIFE OF THE
                                          DATE         1 YEAR           FUND
                                       ---------       ------       -----------

Fund (%)                                 5/1/95          68.01           7.31
-------------------------------------------------------------------------------
MSCI Index (%)                            N/A            31.00          15.72(5)
------------------------------------------ ------------------------------------
Lipper Average (%)                        N/A            79.74           4.24(5)


(5) Performance information is from April 30, 1995.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
-------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
-------------------------------------------------------------------------------
LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Funds. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (LFC). LASC has been an investment advisor since 1993. As of March 31, 2000, LASC managed over $853 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1999 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

   Stein Roe Global Utilities Fund, Variable Series                   0.65%
   Colonial U.S. Growth & Income Fund, Variable Series                0.80%
   Colonial Strategic Income Fund, Variable Series                    0.65%
   Colonial High Yield Securities Fund, Variable Series               0.60% (6)
   Newport Tiger Fund, Variable Series                                0.90%

(6) The High Yield Fund's advisor has voluntarily agreed to waive its management fee and reimburse other expenses so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 0.80%. As a result the actual management fee paid to the advisor for the 1999 fiscal year was 0.12%.


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL
Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the U.S. Growth & Income Fund, Strategic Income Fund and High Yield Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2000, Colonial managed over $15.7 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

    Colonial U.S. Growth & Income Fund, Variable Series                0.60%
    Colonial Strategic Income Fund, Variable Series                    0.45%
    Colonial High Yield Securities Fund, Variable Series               0.40%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

Harvey B. Hirschhorn, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

TRUST MANAGEMENT ORGANIZATIONS


Scott Schermerhorn, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

Carl C. Ericson has co-managed the Strategic Income Fund since its inception in July, 1994. He also has co-managed the High Yield Fund since January, 1999. Mr. Ericson, a senior vice president of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various other Colonial taxable income funds since 1985.

Laura A. Ostrander, a senior vice president of Colonial, has co-managed the Strategic Income Fund since September, 2000 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

Scott B. Richards, a senior vice president of Colonial, has co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe. Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.


STEIN ROE
Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of March 31, 2000, Stein Roe managed over $20.5 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Ophelia Barsketis, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since November, 1997. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities, which include managing other Stein Roe and Colonial funds.

Deborah A. Jansen, a senior vice president and senior research analyst for global and domestic equities and global economic forecasting for Stein Roe, has co-managed the Global Utilities Fund since November, 1997. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities, which include managing other Stein Roe and Colonial Funds. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as a vice president in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a senior equity research analyst for BancOne Investment Advisers Corporation.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

TRUST MANAGEMENT ORGANIZATIONS



NEWPORT
Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2000, Newport managed over $1.4 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Thomas R. Tuttle and Lynda Couch, president and a managing director, respectively, of Newport, co-manage the Fund. Mr. Tuttle has co-managed other Newport Funds since November, 1995. Mr. Tuttle has been an officer of Newport since 1984. Ms. Couch has managed other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.


AFFILIATED BROKER/DEALER
Stein Roe and Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------
The Trust serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport, Independence Life & Annuity Company and Keyport Benefit Life Insurance Company, each of which is a wholly owned subsidiary of Keyport, and Liberty Life Assurance Company of Boston, a 90%-owned subsidiary of Liberty Mutual. This is referred to as "mixed and shared funding." The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Board of Trustees monitors for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts of Participating Insurance Companies might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS



The primary investment strategies of each Fund and the associated risks are described above in each Fund's individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goals, each Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the Sub-Advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the Sub-Advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
-------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is present in a Fund because of its investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the security. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
-------------------------------------------------------------------------------
(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders..


CONVERTIBLE SECURITIES
-------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities is the value of the underlying securities will fluctuate.


DERIVATIVE STRATEGIES
-------------------------------------------------------------------------------
Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose value depends on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (e.g., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the derivative, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.

OTHER INVESTMENT STRATEGIES AND RISKS


TEMPORARY DEFENSIVE STRATEGIES
-------------------------------------------------------------------------------
Each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single Fund share. This information is included in the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, is included in the Funds' annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                         YEARS ENDED DECEMBER 31,
                                                           1999        1998        1997          1996          1995
  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of year ($)                  13.76        11.92       10.70        10.50          8.11
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                0.28        0.24        0.46          0.46          0.46
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
     on investments                                        3.63        1.93        2.62          0.23          2.39
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                         3.91        2.17        3.08          0.69          2.85
-------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                 (0.23)      (0.21)      (0.48)        (0.49)        (0.46)
-------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                    ---        (0.01)        ---          ---            ---
-------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains on investments     (0.29)      (0.11)      (1.38)         ---            ---
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                     (0.52)      (0.33)      (1.86)        (0.49)        (0.46)
-------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                        17.15        13.76       11.92        10.70          10.50
-------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:

     Total investment return (%)(b)                       28.63        18.33       28.75         6.53          35.15
-------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year (000) ($)                      110,150      71,186      54,603        47,907        51,597
-------------------------------------------------------------------------------------------------------------------------
  Ratio of  expenses to average net assets (%)(c)          0.77        0.82        0.83          0.81          0.83
-------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to                        1.91        1.90        3.96          4.36          4.98
     average net assets (%)(c)
-------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                              52          53          89            14            18



(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                          YEARS ENDED DECEMBER 31,
                                                          1999          1998           1997         1996           1995

 PER SHARE OPERATING PERFORMANCE:

 Net asset value, beginning of year ($)                 18.79          16.29         14.22         12.36          10.27
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (a)                               0.14          0.16           0.20         0.19           0.21
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains on investments        2.07          3.12           4.37         2.52           2.84
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                        2.21          3.28           4.57         2.71           3.05
------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
    Dividends from net investment income                (0.11)        (0.12)         (0.18)       (0.17)         (0.16)
------------------------------------------------------------------------------------------------------------------------------
    In excess of net investment income                   ---            ---          (0.01)         ---            ---
------------------------------------------------------------------------------------------------------------------------------
    Dividends from net realized gains on                (1.04)        (0.64)         (2.30)       (0.68)         (0.80)
    investments
------------------------------------------------------------------------------------------------------------------------------
    In excess of net realized gains                      ---          (0.02)         (0.01)         ---            ---
------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                    (1.15)        (0.78)         (2.50)       (0.85)         (0.96)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)                       19.85          18.79         16.29         14.22          12.36
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN:

    Total investment return (%) (b)                     12.00          20.15         32.23         21.84          29.70(c)
------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of period (000) ($)                  212,355        146,239        96,715        60,855         43,017
------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%) (d)         0.88           0.90          0.94          0.95           1.00(e)
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to                       0.69           0.88          1.19          1.39           1.72(c)
    average net assets (%) (d)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ratio (%)                             101             64            63            77            115



(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Computed giving effect to Manager's expense limitation undertaking.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.07%.

FINANCIAL HIGHLIGHTS



 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                             YEARS ENDED DECEMBER 31,
                                                             1999          1998          1997          1996            1995
  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of year ($)                    11.08          11.15         11.04         10.99           9.79
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                  0.95          0.91          0.90          0.92            0.55
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)                (0.75)        (0.24)         0.11          0.16            1.24
     on investments and foreign currency transactions
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                           0.20          0.67          1.01          1.08            1.79
----------------------------------------------------------------------------------------------------------------------------------
  Less distributions:

     Dividends from net investment income                   (0.84)        (0.72)        (0.79)        (0.96)          (0.56)
----------------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                      ---          (0.02)        (0.05)          ---            ---
----------------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains                       ---            ---         (0.05)        (0.07)          (0.03)
----------------------------------------------------------------------------------------------------------------------------------
     In excess of net realized gains                         ---            ---         (0.01)          ---            ---
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.84)        (0.74)        (0.90)        (1.03)          (0.59)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                          10.44          11.08         11.15         11.04          10.99
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:

     Total investment return (%) (b)                         1.78          6.03         9.11(c)       9.83(c)        18.30(c)
----------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                        170,702        118,985       73,175        53,393          48,334
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (e)            0.75          0.78         0.80(d)       0.80(d)        0.84(d)
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to                          8.57          7.92         7.86(c)       8.13(c)        8.08(c)
     average net assets (%) (e)
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                35            50            94            114            281



(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86% and 0.94%, respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS



COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                    YEAR ENDED     PERIOD ENDED
                                                    DECEMBER 31,    DECEMBER 31,
                                                       1999           1998***
                                                    ---------------------------
  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of year ($)                9.31           10.00
--------------------------------------------------------------------------------
  Net investment income (a)                             0.88            0.48
--------------------------------------------------------------------------------
  Net realized and unrealized losses                   (0.72)          (0.74)
--------------------------------------------------------------------------------
  Total from investment operations                      0.16           (0.26)
--------------------------------------------------------------------------------
  Less distributions:

     Dividends from net investment income              (0.62)          (0.43)
--------------------------------------------------------------------------------
     In excess of net investment income                  ---           (0.00)
--------------------------------------------------------------------------------
  Total distributions                                  (0.62)          (0.43)
--------------------------------------------------------------------------------
  Net asset value, end of year ($)                      8.85            9.31
--------------------------------------------------------------------------------
  TOTAL RETURN:

     Total investment return (%) (b)(c)                 1.65           (2.57)**
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year (000) ($)                   15,358           5,915
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)    0.80            0.80*
--------------------------------------------------------------------------------
  Ratio of net investment income to average
   net assets (%) (c)(d)                                9.36            7.93*
--------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                            16              23**

*   Annualized.

**  Not Annualized.

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Computed giving effect to Manager's expense limitation undertaking.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.28% and 1.84% (annualized), respectively.

FINANCIAL HIGHLIGHTS



NEWPORT TIGER FUND, VARIABLE SERIES



                                                                        YEARS ENDED DECEMBER 31,              PERIOD ENDED
                                                                 1999        1998        1997        1996         1995***

  PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of year ($)                         1.57        1.71        2.52        2.28          2.00
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                      0.03        0.03        0.03        0.03          0.01
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses) on investments      1.04       (0.14)      (0.81)       0.24          0.29
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                               1.07       (0.11)      (0.78)       0.27          0.30
------------------------------------------------------------------------------------------------------------------------------
  Less distributions:

     Distributions from net investment income                   (0.02)      (0.03)      (0.02)      (0.02)        (0.01)
------------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                           ---         ---       (0.01)        ---         (0.01)

  Total distributions                                           (0.02)      (0.03)      (0.03)      (0.03)        (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                               2.62        1.57        1.71        2.52          2.28
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:

     Total investment return (%)(b)                              68.01      (6.43)      (31.14)      11.73        15.00**
------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year (000) ($)                             46,125      23,655      24,934      34,642        18,977
------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%)(c)                 1.21        1.30        1.25        1.27          1.75*
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets (%)(c)    1.65        2.16        1.14        1.20          0.89*
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                    12          16          27           7           12**


*    Annualized.

**   Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value (NAV) without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the NAV of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
-------------------------------------------------------------------------------
You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee by electronic request at the e-mail address PUBLICINFO@SEC.GOV or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Variable Investment Trust :  811-07556

Stein Roe Global Utilities Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Newport Tiger Fund, Variable Series







ANN-36/201C